Commitments and Contingencies	12 Months Ended
Dec. 31, 2019
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

(11) Commitments and Contingencies

(a)	Restricted Cash

Restricted interest-bearing cash accounts were established by the Company as additional collateral for outstanding borrowings under certain of the Company’s debt facilities. Restricted cash at December 31, 2019 and 2018 consisted of the following:

	2019	2018
Trust accounts	$12,822	$10,139
Other restricted cash accounts	84,531	77,491
Total restricted cash	$97,353	$87,630

Trust accounts:

The Company maintains certain interest-bearing bank accounts (“Trust Accounts”) pursuant to certain debt agreements for the deposits of net cash proceeds collected from leasing and containers disposition after certain expenses. The cash in the Trust Accounts can only be used to pay the Company’s debt, interest and other certain related expenses. After such payments, any remaining cash in the Trust Accounts is transferred to certain unrestricted bank accounts of the Company and is included in cash and cash equivalents on the consolidated balance sheets.

Other restricted cash accounts:

The Company established certain interest-bearing bank accounts pursuant to certain debt agreements to maintain an amount equal to certain outstanding debt balance and a projected interest expense for a specified number of months.

(b)	Container Commitments

At December 31, 2019, the Company had commitments to purchase containers to be delivered subsequent to December 31, 2019 in the total amount of $7,835.

(c)	Distribution Expense to Managed Fleet Container Investors

The amounts distributed to the Container Investors are variable payments based upon the net operating income for each managed container (see Note 5 “Managed Container Fleet”). There are no future minimum lease payment obligations under the Company’s management agreements.